Exhibit 32.2

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Heidi O'Neil the Director of Finance of Z-Axis  Corporation  (the "Company"),
certify,  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter ended June 30, 2003 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

                                          /s/ Heidi O'Neil
                                          ----------------
                                          Name: Alan Treibitz
                                          Title: Director of Finance